                                                                    Exhibit 99.1

NEWS RELEASE                       NEWS RELEASE                     NEWS RELEASE

                                     SUMMARY:
                                     United Capital Corp.
                                     Reports Fourth Quarter and Year End Results

                                     COMPANY CONTACT:
                                     Anthony J. Miceli
                                     Chief Financial Officer
                                     (516) 466-6464

FOR IMMEDIATE RELEASE
---------------------

GREAT NECK, New York,  February 17, 2006...  United  Capital Corp.  (AMEX:  AFP)
today reported  results for the fourth quarter and year ended December 31, 2005.
Total  revenues for the year were $60.2  million  while  income from  continuing operations and net income were $13.3 million and $14.6 million, respectively. On a per share basis,  income from continuing  operations and net income were $1.49 and $1.64 per basic share, respectively.

For the three months ended December 31, 2005, total revenues were $14.3 million, generating income from continuing  operations and net income of $2.6 million and
$2.8  million,  respectively.  On a per  share  basis,  income  from  continuing operations and net income were $.30 and $.32 per basic share, respectively.

"I am pleased that during the fourth  quarter,  we completed the  acquisition of the  DoubleTree  Hotel at The Bradley  International  Airport in Windsor  Locks,
Connecticut,  which is consistent  with our goal of acquiring  those  properties that provide the best  long-term  potential for our  shareholders,"  stated A.F.
Petrocelli,  chairman of United  Capital  Corp. "I am also very excited with the results of our Dutch Auction  through which we purchased  approximately  6.2% of our  outstanding  common  stock in January  2006.  This  brings the total  stock repurchases to 969,000 shares since the beginning of 2005, representing 10.5% of our outstanding  shares at the beginning of that year.  These steps represent an excellent opportunity to enhance the value for our current shareholders."

At December 31, 2005,  United Capital ended the year with more than $140 million or $16 per share in cash and marketable  securities,  working  capital over $142 million and stockholders' equity in excess of $17.80 per share.

The   2004   results   include   $19.4   million   in   gains  on  the  sale  of
available-for-sale securities and $10.1 million in gains, on a net of tax basis, on the sale of real  estate  above those  recognized  in the  current  year.  In addition, the prior year results include the tax benefit from several charitable donations of real estate which were made by the Company last year.

Certain  statements  in this  press  release  and other  statements  made by the
Company  or its  representatives  that are not  strictly  historical  facts  are
"forward-looking"  statements  within  the  meaning  of the  Private  Securities
Litigation  Reform Act of 1995 that should be  considered as subject to the many risks and  uncertainties  that exist in the  Company's  operations  and business environment.  The forward-looking  statements are based on current  expectations and involve a number of known and  unknown  risks and  uncertainties  that could cause the actual  results,  performance  and/or  achievements  of the Company to
differ  materially  from  any  future  results,   performance  or  achievements,
expressed or implied, by the forward-looking  statements.  Readers are cautioned not to place undue  reliance on these  forward-looking  statements,  and that in light of the significant  uncertainties inherent in forward-looking  statements, the inclusion of such statements  should not be regarded as a representation  by the Company or any other person that the objectives or plans of the Company will be achieved. The Company also assumes no obligation to publicly update or revise its  forward-looking  statements or to advise of changes in the  assumptions and factors on which they are based.  See our 2004 Annual  Report on Form 10-K for a discussion  of risk factors that could impact our future  financial  performance and/or  cause actual  results to differ  significantly  from those  expressed or implied by such statements.

United  Capital  Corp.  owns and manages  real estate and through  subsidiaries, provides engineered products to industrial and automotive markets worldwide.

***

TABLE FOLLOWS

                                   UNITED CAPITAL CORP. AND SUBSIDIARIES

                                     CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (In thousands, except per share data)

                                                 THREE MONTHS ENDED                    YEAR ENDED
                                                    DECEMBER 31,                      DECEMBER 31,
                                                     (Unaudited)
                                            ------------------------------    -----------------------------
                                                2005             2004            2005             2004
                                            -------------    -------------    ------------    -------------

REVENUES                                      $ 14,250         $ 15,211         $ 60,248        $ 60,029
                                              ========         ========         ========        ========

Operating income                              $  2,549         $  2,708         $ 11,234        $ 12,162
                                              ========         ========         ========        ========

Other income                                  $  2,041         $ 21,082         $  9,802        $ 24,099
                                              ========         ========         ========        ========

Income from continuing operations
   before income taxes                        $  4,590         $ 23,790         $ 21,036        $ 36,261
                                              ========         ========         ========        ========

Provision for income taxes                    $  2,003         $  8,153         $  7,766        $ 10,584
                                              ========         ========         ========        ========

Income from continuing operations             $  2,587         $ 15,637         $ 13,270        $ 25,677
                                              ========         ========         ========        ========

Income from discontinued operations           $    187         $    332         $  1,326        $ 11,680
                                              ========         ========         ========        ========

NET INCOME                                    $  2,774         $ 15,969         $ 14,596        $ 37,357
                                              ========         ========         ========        ========

BASIC EARNINGS PER SHARE:

   Income from continuing operations          $    .30         $   1.71         $   1.49        $   2.82
   Income from discontinued operations             .02              .04              .15            1.28
                                              --------         --------         --------        --------

   Net income per share                       $    .32         $   1.75         $   1.64        $   4.10
                                              ========         ========         ========        ========

DILUTED EARNINGS PER SHARE:

   Income from continuing operations          $    .24         $   1.42         $   1.23        $   2.37
   Income from discontinued operations             .02              .03              .12            1.08
                                              --------         --------         --------        --------

   Net income per share assuming dilution     $    .26         $   1.45         $   1.35        $   3.45
                                              ========         ========         ========        ========

WEIGHTED AVERAGE SHARES:

   Basic                                         8,737            9,129            8,908           9,114
                                              ========         ========         ========        ========

   Diluted                                      10,576           10,982           10,778          10,818
                                              ========         ========         ========        ========